UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 16, 2009

First Financial Corporation
(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 540 , Terre Haute, Indiana	47808
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     812-238-6264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On December 16, 2008, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.45 per share payable January 4, 2010 to shareholders of record on December 28, 2009.  The release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 99.1    Press Release, dated December 16, 2009 issued by First Financial Corporation.  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated: December 16, 2009	(s) Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief
Executive Officer